Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
                                                    (Amendment No.   )

Filed by the Registrant [x]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                               LANDMARK INTERNATIONAL, INC.
                                (Name of Registrant as Specified In Its Charter)



                                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(i)(2).
[ ]      $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

         (1)     Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                                                   APPOINTMENT OF PROXY

                                               LANDMARK INTERNATIONAL, INC.
                              Special Meeting of Shareholders -- July 3, 1997

      The undersigned hereby appoints William J. Kettle, the true and lawful proxy of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of stock of LANDMARK INTERNATIONAL, INC. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of LANDMARK INTERNATIONAL, INC. to be held at the principal executive offices of the Company located at 1720 East Garry, Suite 201, Santa Ana, California 92705, on July 3, 1997, at the hour of 10:00 a.m., local time.

      1.   FOR [  ]     WITHHOLD [  ] an amendment to the Articles of
             Incorporation to increase the authorized number of Common Stock to 120,000,000.

      2.   Upon all such other matters that may promptly be brought  before such
           Special  Meeting,   as  to  which  the  undersigned   hereby  confers
           discretionary authority upon said proxies.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK TO 100,000,000 OR, IF A CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

      All other proxies heretofore given by the undersigned to vote shares of stock of LANDMARK INTERNATIONAL, INC. which the undersigned would be entitled to vote if personally present at said Special Meeting or any adjournment thereof are hereby expressly revoked.
This proxy may be revoked at any time prior to the voting hereof.

      NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attached a certified copy of resolution or bylaws evidencing authority.



                                                              (Date)



                                   (Signature)



                                   (Signature)


























                                                               Preliminary Copy

                                           LANDMARK INTERNATIONAL, INC.
                                            1720 East Garry, Suite 201
                                           Santa Ana, California  92705


                                             NOTICE OF SPECIAL MEETING



                                                    To Be Held

                                                   July 3, 1997

          NOTICE IS HEREBY GIVEN,  in accordance  with the provisions of Section
78.370 of the Nevada General Corporation Law, that a special meeting of the shareholders (the "Meeting") of Landmark International, Inc., a Nevada corporation (the "Company"), whose principal executive offices are located at 1720 East Garry, Suite 201, Santa Ana, California 92705, will be held as follows:

                                    Place:    1720 East Garry, Suite 201
                                              Santa Ana, California  92705

                                    Date:     Thursday, July 3, 1997

                                    Time:     10:00 a.m.

          The purpose of the Meeting is as follows:

          1. To amend the Company's Articles of Incorporation to increase the authorized number of Common Stock to 120,000,000.

          2.      All such other matters as may be brought before such Meeting.

          The Board of Directors has fixed the close of business on June 11, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

          Shares can be voted at the meeting only if the record holder thereof is present at the Meeting or represented by proxy. To ensure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

June 12, 1997                             By Order of The Board of Directors

                                                                Preliminary Copy

                                           LANDMARK INTERNATIONAL, INC.
                                            1720 East Garry, Suite 201
                                           Santa Ana, California  92705

                                                  PROXY STATEMENT

                                           Mailing Date:  June 12, 1997


                                          SPECIAL MEETING OF SHAREHOLDERS



                                              To Be Held July 3, 1997

General

         This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share (the "Common Stock"), of Landmark International, Inc. (the "Company") on behalf of the Company in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of shareholders (the "Meeting") to be held on July 3, 1997, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. local time on the above date at the principal executive offices of the Company, located at 1720 East Garry, Suite 201, Santa Ana 92705. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting and are described herein.

         The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional remuneration, may solicit Appointments of Proxy personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting of Appointments of Proxy

         The person named in the enclosed Appointment of Proxy as proxy to represent shareholders at the Meeting is William J. Kettle. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be voted FOR the amendment of the Company's Articles of Incorporation increasing the number of Company's authorized shares of Common Stock. On any other matters that may come before the Meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

         An Appointment of Proxy may be revoked by the shareholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

                                                               Preliminary Copy


Record Date and Voting Rights

         The close of business on June 11, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only those shareholders of record on that date will be entitled to vote on the proposals described herein.

         The voting securities of the Company are the shares of its Common Stock, of which 11,800,000 shares were issued and outstanding as of June 11, 1997. All outstanding shares of Common Stock are entitled to one vote on each matter submitted for voting at the Meeting. The holders of 7,500,000 shares of the Company's Common Stock has indicated its intent to vote for the proposal to be presented at the Meeting.

Beneficial Ownership of Common Stock

         Principal Shareholders, Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of June 11, 1997 by each person known to the Company to own more than five percent (5%) of the Company's Common Stock and by each of the Company's current directors, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each shareholder.

                                                          Amount of
     Name and                                            Beneficial                         Percent of
      Address                                           Ownership(1)                           Class

William J. Kettle(1)                                           -0-                                --

Maria Kettle(1)                                                -0-                                --

Peter W. Gorrie(1)                                             -0-                                --

Richard Hennacy, Trustee(2)                              7,500,000                             63.0%
The Chapman Group

Celia Ayala(2)                                           7,500,000                             63.0%

All Directors and Officers
as a Group (1 person)                                            0                                                         0

* less than 1%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

                                                                Preliminary Copy

(2) Celia Ayala, the mother of Maria Kettle, is the beneficiary of The Chapman Group Trust.
         Mr. Hennacy and Mrs. Ayala share voting and dispositive power over the shares held by the Chapman Group Trust.

         As of June 11, 1997, there were ____ shareholders of record.

                                                               Preliminary Copy

                                                  PROPOSAL NO. 1:
                                      AMENDMENT OF ARTICLES OF INCORPORATION
                        INCREASE OF AUTHORIZED SHARES OF COMPANY'S COMMON STOCK

         The shareholders are requested to approve an amendment to Article 4 of the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 120,000,000.

         The  Company's  Articles  of  Incorporation   presently  authorize  the
issuance of 20,000,000 shares of Common Stock having $0.001 par value, of which 11,906,000 shares were outstanding at the close of business on June 11, 1997.

         The Board of Directors has proposed the increase in authorized common shares to provide the Board of Directors with greater flexibility in the event the Board of Directors determines that it is in the best interest of the Company to issue additional shares to raise capital or to effect an acquisition.

         Under the laws of the State of Nevada, authorized, but unissued and unreserved, shares may be issued for such consideration (not less than par value) and purposes as the Board of Directors may determine without further action by the shareholders. The issuance of such additional shares may, under certain circumstances, result in the dilution of the equity or earnings per share of the existing shareholders.

         Although the Board of Directors has no present intent to do so, the unissued and authorized shares of the Company could be issued as defense to an attempted takeover of the Company and may have an anti-takeover effect. Management is not aware of any effort on the part of any person to acquire control of the Company.

         The additional shares of Common Stock authorized by this proposed amendment will, if and when issued, have the same rights and privileges as the shares of Common Stock currently authorized. Holders of shares of Common Stock of the Company have no preemptive rights.

         The above amendment to the Articles of Incorporation requires the vote of a majority of all shareholders. The Board of Directors recommends that the shareholders vote FOR this proposal.

                                                               Preliminary Copy
                                                   OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Special Meeting of the shareholders.



June 12, 1997                               BY ORDER OF THE BOARD OF DIRECTORS